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                                                                    Exhibit 10.8






                                 HORIZON BANCORP

                      DIRECTORS DEFERRED COMPENSATION PLAN

                              Amended and Restated

                                    Effective

                                  April 1, 1998












                                                                            2/98


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                                 HORIZON BANCORP
                      DIRECTORS DEFERRED COMPENSATION PLAN


                                TABLE OF CONTENTS
                                -----------------


ARTICLE                                                                   PAGE
-------                                                                   ----

I.    DEFINITIONS...........................................................1
      1.1    Adjustment.....................................................1
      1.2    Affiliate .....................................................1
      1.3    Board..........................................................1
      1.4    Code ..........................................................1
      1.5    Committee .....................................................1
      1.6    Company .......................................................1
      1.7    Director ......................................................1
      1.8    Disabled or Disability ........................................1
      1.9    Fees ..........................................................1
      1.10   Individual Account ............................................1
      1.11   Participant ...................................................1
      1.12   Participation Agreement........................................2
      1.13   Plan...........................................................2
      1.14   Plan Year......................................................2

II.   INTRODUCTION..........................................................2
      2.1    Purpose........................................................2
      2.2    Effective Date.................................................2
      2.3    Affiliates.....................................................2

III.  PARTICIPATION.........................................................3
      3.1    Right to Defer.................................................3
      3.2    Participation Agreement .......................................3
      3.3    Establishment of Individual Accounts...........................3

IV.   INVESTMENT OF CONTRIBUTIONS...........................................4
      4.1    Investments....................................................4
      4.2    Unsecured Contractual Rights...................................4

V.    DISTRIBUTIONS.........................................................5
      5.1    Time of Payment of Benefits....................................5
      5.2    Method of Payment of Benefits..................................5
      5.3    Benefit Payment Elections......................................5
      5.4    New Mandatory Benefit Payment Elections........................6
      5.5    Death of a Participant and Beneficiary Designations............6



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VI.     PLAN ADMINISTRATION.................................................7
        6.1    Administration of Plan.......................................7
        6.2    Powers and Responsibilities of the Committee.................7
        6.3    Liabilities .................................................8
        6.4    Claims Procedure.............................................8
        6.5    Income and Employment Tax Withholding........................9

VII.    AMENDMENT AND TERMINATION...........................................9

VIII.   PARTICIPATION BY AFFILIATES........................................10
        8.1    Affiliate Participation.....................................10
        8.2    Horizon Bancorp Action Binding on Other Employers...........10

IX.     GENERAL PROVISIONS.................................................10
        9.1    Governing Law...............................................10
        9.2    Headings and Gender.........................................10
        9.3    Participant's Rights; Acquittance...........................10
        9.4    Spendthrift Clause..........................................10
        9.5    Counterparts................................................11
        9.6    No Enlargement of Employment Rights.........................11
        9.7    Limitations on Liability....................................11
        9.8    Incapacity of Participant or Beneficiary....................11
        9.9    Corporate Successors........................................11
        9.10   Evidence....................................................11
        9.11   Action by a Company ........................................11
        9.12   Severability................................................11

        SIGNATURES.........................................................12


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                                    ARTICLE I
                                    ---------

                                   DEFINITIONS
                                   -----------


         Whenever the initial letter of a word or phrase is capitalized herein, the following words and phrases shall have the meanings stated below unless a different meaning is plainly required by the context:

         1.1 "Adjustment" means the net increases and decreases in the market value of the Individual Account of each Participant. Such increases and decreases shall include such items as realized or unrealized investment gains and losses, if any, and investment income, if any, and may, in the discretion of Horizon Bancorp, include expenses properly attributable to administering the Plan.

         1.2 "Affiliate" means Horizon Bancorp and any other corporation or trade or business whose employees are treated as being employed by Horizon Bancorp under Code Sections 414(b), 414(c), 414(m) or 414(o).

         1.3 "Board" means the Board of Directors of Horizon Bancorp.

         1.4 "Code" means the Internal Revenue Code of 1986, as amended.

         1.5 "Committee" means the Administrative Committee appointed by the Board to administer the Plan as directed by the Board.

         1.6 "Company" means Horizon Bancorp, Horizon Bank and each other Affiliate that adopts the Plan.

         1.7 "Director" means any duly elected and serving member or former member of the Board of Directors of a Company who is not also an employee of the Company at any time during the Plan Year immediately preceding his participation in the Plan.

         1.8 "Disabled" or "Disability" means any disability that would qualify as a disability under Section 22(c)(3) of the Code.

         1.9 "Fees" means all fees paid to a Participant for a Plan Year for services rendered to a Company as a Director with respect to such Plan Year including retainer fees for attendance at regularly scheduled Board of Directors meetings, special meetings called from time to time, and fees for attendance at any and all meetings of committees of a Company's Board of Directors.

         1.10 "Individual Account" means the individual bookkeeping account maintained for each Participant in accordance with Section 2.2.

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         1.11 "Participant" means a non-employee Director of a Company who becomes a Participant pursuant to Article II of the Plan.

         1.12 "Participation Agreement" means the written agreement between the Participant and a Company pursuant to which the Participant elects to defer receipt of Fees, designate a beneficiary, and elect a form and the time of distribution of his benefits under the Plan.

         1.13 "Plan" means this Horizon Bancorp Directors Deferred Compensation Plan, as amended and restated, generally effective April 1, 1998.

         1.14 "Plan Year" means the twelve (12) month period beginning January 1, and ending December 31.

                                   ARTICLE II
                                   ----------

                                  INTRODUCTION
                                  ------------

         2.1 PURPOSE. The Horizon Bancorp Directors Deferred Compensation Plan ("Plan") as set forth herein is a complete amendment and restatement of the Plan which was originally effective January 1, 1984. The purpose of this Plan is to permit Directors of Horizon Bancorp, Horizon Bank and any other Company under the Plan to defer the receipt and resulting taxation of the Fees received from a Company for services as a Director of a Company. All benefits payable under this Plan shall be paid solely out of the general assets of the Companies.

         2.2 EFFECTIVE DATE. The Horizon Bancorp Directors Deferred Compensation Plan was originally established by Horizon Bancorp, effective January 1, 1984. The effective date of the Plan, as amended and restated is April 1, 1998. The provisions of the Plan only apply to a Director who was not receiving a distribution of his benefit under the Plan or a predecessor plan before the effective date. The rights and benefits, if any, of a Director who was receiving a distribution of his benefit under the Plan before the effective date will be determined in accordance with the terms of the Plan in effect as of the date he began receiving a distribution of his benefit.

         2.3 AFFILIATES. Any Affiliate may adopt the Plan for the benefit of its Directors with Horizon Bancorp's consent in accordance with Section 8.1.



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                                   ARTICLE III
                                   -----------

                                  PARTICIPATION
                                  -------------

         3.1 RIGHT TO DEFER. A Director may become a Participant by electing, on a Participation Agreement, to defer the receipt of all or a portion of the Fees he or she would otherwise receive with respect to a Plan Year as a Director of a Company.

         3.2 PARTICIPATION AGREEMENT.

             (a) REQUIREMENT FOR PARTICIPATION AGREEMENT. As a condition to a Company's and the Committee's obligation to credit deferred Fees for the benefit of a Participant pursuant to Section 3.1, the Participant must execute a Participation Agreement (on such forms as shall be prescribed by the Committee) in which it is agreed that the Participant's Company will withhold payment of all or a portion of the Participant's Fees and shall credit such amount withheld to the Participant's Individual Account at the time set forth in the Plan.

             (b) TIMING OF EXECUTION AND DELIVERY OF PARTICIPATION AGREEMENT. Except as provided in Section 5.4, a Participation Agreement must be executed by the Participant and the Committee prior to the first day of the year in which the Participant is entitled to receive the Fees with respect to which the Participant Fees specified in the Participation Agreement relate.

             (c) MODIFICATION OF PARTICIPANT DEFERRAL ELECTION. At any time, a Participant and the Committee may execute and deliver an amended Participation Agreement which increases, decreases, commences or terminates the deferral of the Participant's Fees. Provided, however, except as provided in Section 5.4, such amended Participation Agreement must be executed by the Participant and the Committee prior to the first day of the Plan Year in which the Participant is entitled to receive the Fees with respect to which the Participant Fees specified in the Participation Agreement relate.

             (d) DIRECTORS ELECTED MID-YEAR. A non-employee elected to fill a vacancy on a Company's Board of Directors who was not a Director on the preceding December 31st may, by completing a Participation Agreement before his term begins, elect to defer Fees for the balance of the Plan Year following such election and for succeeding Plan Years.

         3.3 ESTABLISHMENT OF INDIVIDUAL ACCOUNTS.




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             (a)  INDIVIDUAL ACCOUNT. All amounts to be allocated to each
                  Participant pursuant to Section 3.1, shall be credited to the Participant's Individual Account as of the last day of the Plan Year for which such Fees are payable and all amounts paid to the Participant or his designated beneficiary pursuant to
                  Article V shall be debited from his Individual Account as of the time actually paid. Additionally, all amounts credited to each Participant under the Plan prior to April 1, 1998, shall be credited, as of April 1, 1998, to such Participants' Individual Accounts under this restated Plan.

             (b) ALLOCATION OF ADJUSTMENTS. Following the allocations made pursuant to the foregoing, the Committee shall determine the Adjustments for each Plan Year, and on such other dates as the Committee deems necessary or advisable, by adding together all income received, and realized and unrealized gains and losses, and deducting therefrom all taxes, charges or expenses (unless paid separately by a Company in a Company's discretion, outside the confines of this Plan) and any realized and unrealized losses since the most recent allocation of Adjustments to Participants' Individual Accounts. The Adjustments shall be allocated as of the allocation date specified herein to the Individual Accounts of Participants who maintain a credit balance in their Individual Accounts as of such date as provided in Section 4.1.

                                   ARTICLE IV
                                   ----------

                           INVESTMENT OF CONTRIBUTIONS
                           ---------------------------

         4.1 INVESTMENTS. For periods ending prior to April 1, 1998, the Adjustment to each Participant's Individual Account equals the rate of interest equal to the average of the rates paid on the last business day of each month during the Plan Year for one (1) year notes issued by the U.S. Treasury. Effective for periods beginning on and after April 1, 1998, the Adjustment to each Participant's Individual Account shall be determined as if the amounts credited to such Individual Account were invested in hypothetical investments designated by the Committee to be used to measure increases or decreases in the Individual Account over time. No provision of the Plan shall impose or be deemed to impose any obligation upon a Company, other than an unsecured contractual obligation to make a cash payment to Participants and their beneficiaries in accordance with the terms of the Plan. Benefits payable under the Plan shall be paid directly by a Company from its general assets. A Company shall not be required to segregate any funds or other assets for the payment of benefits under the Plan.

         4.2 UNSECURED CONTRACTUAL RIGHTS. The Plan at all times shall be unfunded and shall constitute a mere promise by a Company to make benefit payments in the future. Notwithstanding any other provision of this Plan, neither a Participant nor his designated


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beneficiary shall have any preferred claim on, or any beneficial ownership interest in, any assets of a Company prior to the time benefits are paid as provided in Article V, including any Fees deferred by the Participant. All rights created under this Plan shall be mere unsecured contractual rights of the Participant against a Company.

                                    ARTICLE V
                                    ---------

                                  DISTRIBUTIONS
                                  -------------

         5.1 TIME OF PAYMENT OF BENEFITS. All amounts credited to a Participant's Individual Account, including any Adjustments credited in accordance with Section 3.3, shall be or commence to be distributed to or for the benefit of a Participant (or his designated beneficiary) on the date effectively elected by the Participant in his Participation Agreement. A Participant may amend his Participation Agreement as to the time of payment only pursuant to Section 5.4 or if the amended Participation Agreement provides for the deferral of the distribution to a date later than the date previously elected.

         5.2 METHOD OF PAYMENT OF BENEFITS. The balance of a Participant's Individual Account shall be distributed in cash in a single lump sum payment or in substantially equal annual installments over a period of not less than three
(3) nor more than twelve (12) years, or in a combination of those two methods, as elected by a Participant in accordance with the provisions of Section 5.3.

         5.3 BENEFIT PAYMENT ELECTIONS.

             (a) In order to be effective, a Participant's election of the time and the method in which his benefits shall be distributed (including benefits which become payable as a result of the Participant's death as set forth in Section 5.5) must be made by delivering a Participation Agreement or an amended Participation Agreement to the Committee not later than sixty
                  (60) days prior to the beginning of the Plan Year in which the Participant has elected to begin receiving his benefits. If the Participant does not elect a time or method of distribution under Section 5.2, or such election is not timely or properly made under this Section 5.3, a Company shall pay the entire benefit at the time and in the method effectively elected in the most recent Participation Agreement, or if no such effective Participation Agreement exists, in the form of a single lump sum within thirty (30) to sixty (60) days after the first to occur of the following:

                  (i)       Disability; or

                  (ii)      Attainment of age sixty-five (65);




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             (b)  In the event a Participant properly elects and is eligible to receive his Individual Account in the form of installments, the Participant must specify in his written election the number of years over which the installments are to be distributed.

             (c) In the event a Participant properly elects and is eligible to receive his Individual Account in a combination of a lump sum and installments, the Participant must specify in his written election the percentage of the account which will be distributed in a single lump sum and the percentage of the account which will be distributed in installments, including the number of years over which such installments shall be distributed.

         5.4 NEW MANDATORY BENEFIT PAYMENT ELECTIONS. Notwithstanding any provision in this Plan to the contrary, a Participation Agreement providing an effective election as to the deferral amount and the time and method of payment of benefits under the Plan shall be entered into by all existing Participants and by all directors beginning participation effective April 1, 1998, prior to April 1, 1998, including all Participants who are no longer actively deferring Fees under the Plan, and such election shall supersede all prior benefit payment elections; provided, however, that if a Participant's benefit under the Plan is in pay status before April 1, 1998, pursuant to a prior election, then that Participant may not effectively make a new election and must continue to receive his benefit payments at the time and in the manner previously elected. If a Participant does not make an effective election as required by this Section 5.4 or pursuant to Section 5.3(a), then his benefit shall be paid at the time and in the manner provided in Section 5.3(a).

         5.5 DEATH OF A PARTICIPANT AND BENEFICIARY DESIGNATION.

             (a) FORM AND TIME OF PAYMENT. In the event of a Participant's death prior to the time his benefits under the Plan commence to be distributed, the balance in his Individual Account shall be paid to his designated beneficiary in the form elected by the Participant in his most recently filed Participation Agreement. Such distribution shall be made or commence to be made within 60 days of the date of the Participant's death. If the Participant has not made an election as to the form in which his benefit under the Plan is to be distributed, or if his election was not timely filed with the Committee or is not in proper form, such benefit shall be paid to the Participant's designated beneficiary, in a single lump sum, within sixty (60) days of the date of the Participant's death. If the Participant dies after distribution of his benefits under the Plan has commenced, his remaining benefit, if any, shall be distributed in the same form(s) and at the same time(s) as such benefit was being distributed prior to his death, or in a single lump sum, if effectively elected by the Participant in his most recently filed Participation Agreement. Notwithstanding any provision to


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                  the contrary, however, the Committee, in its sole
                  discretion, may approve an accelerated method and time of distribution to said beneficiary or beneficiaries.

             (b) DESIGNATION OF BENEFICIARIES. The Participant may designate a primary and contingent beneficiary or beneficiaries on forms provided by the Committee, which for this purpose may include the Participation Agreement. Such designation may be changed at any time for any reason by the Participant. If the Participant fails to designate a beneficiary, or if such designation shall for any reason be illegal or ineffective, or if the designated beneficiary(ies) shall not survive the Participant, his benefits under the Plan shall be paid to his estate.

                                   ARTICLE VI
                                   ----------

                               PLAN ADMINISTRATION
                               -------------------

         6.1 ADMINISTRATION BY THE COMMITTEE. The Committee shall be responsible for administering the Plan. Except as Horizon Bancorp shall otherwise expressly determine, the Committee shall be charged with the full power and the responsibility for administering the Plan in all its details.

         6.2 POWERS AND RESPONSIBILITIES OF THE COMMITTEE.

             (a) The Committee shall have all powers necessary to administer the Plan, including the power to construe and interpret the Plan documents; to decide all questions relating to an individual's eligibility to participate in the Plan; to determine the amount, manner and timing of any distribution of benefits or withdrawal under the Plan; to resolve any claim for benefits in accordance with Section 6.4, and to appoint or employ advisors, including legal counsel, to render advice with respect to any of the Committee's responsibilities under the Plan. Any construction, interpretation, or application of the Plan by the Committee shall be final, conclusive and binding. All actions by the Committee shall be taken pursuant to uniform standards applied to all persons similarly situated.

             (b) RECORDS AND REPORTS. The Committee shall be responsible for maintaining sufficient records to determine each Participant's eligibility to participate in the Plan, and the Fees of each Participant for purposes of determining the amount of contributions that may be made by or on behalf of the Participant under the Plan.

             (c) RULES AND DECISIONS. The Committee may adopt such rules as it deems necessary, desirable, or appropriate in the administration of the Plan. All


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                  rules and decisions of the Committee shall be applied
                  uniformly and consistently to all Participants in similar circumstances. When making a determination or calculation, the Committee shall be entitled to rely upon information furnished by a Participant or beneficiary, a Company or the legal counsel of a Company.

             (d) APPLICATION AND FORMS FOR BENEFITS. The Committee may require a Participant or beneficiary to complete and file with it an application for a benefit, and to furnish all pertinent information requested by it. The Committee may rely upon all such information so furnished to it, including the Participant's or beneficiary's current mailing address.

         6.3 LIABILITIES. The Committee shall be indemnified and held harmless by the Companies with respect to any actual or alleged breach of responsibilities performed or to be performed hereunder.

         6.4 CLAIMS PROCEDURE.

             (a) FILING A CLAIM. Any Participant or beneficiary under the Plan may file a written claim for a Plan benefit with the Committee or with a person named by the Committee to receive claims under the Plan.

             (b) NOTICE OF DENIAL OF CLAIM. In the event of a denial or limitation of any benefit or payment due to or requested by any Participant or beneficiary under the Plan ("claimant"), the claimant shall be given a written notification containing specific reasons for the denial or limitation of his benefit. The written notification shall contain specific reference to the pertinent Plan provisions on which the denial or limitation of his benefit is based. In addition, it shall contain a description of any other material or information necessary for the claimant to perfect a claim, and an explanation of why such material or information is necessary. The notification shall further provide appropriate information as to the steps to be taken if the claimant wishes to submit his claim for review. This written notification shall be given to a claimant within 90 days after receipt of his claim by the Committee unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of said 90-day period, and such notice shall indicate the special circumstances which make the postponement appropriate.


             (c) RIGHT OF REVIEW. In the event of a denial or limitation of his benefit, the claimant or his duly authorized representative shall be permitted to review pertinent documents and to submit to the Committee issues and comments in writing. In addition, the claimant or his duly authorized representative may make a written request for a full and fair review of his claim and its denial by the Committee; provided, however, that such written request must be received by the Committee (or its delegate to receive such requests) within 60 days after receipt by the claimant of written notification of the denial or limitation of the claim. The 60-day requirement may be waived by the Committee in appropriate cases.

             (d) DECISION ON REVIEW. A decision shall be rendered by the Committee within 60 days after the receipt of the request for review, provided that where special circumstances require an extension of time for processing the decision, it may be postponed on written notice to the claimant (prior to the expiration of the initial 60-day period) for an additional 60 days after the receipt of such request for review. Any decision by the Committee shall be furnished to the claimant in writing and shall set forth the specific reasons for the decision and the specific Plan provisions on which the decision is based.

             (e) COURT ACTION. No Participant or beneficiary shall have the right to seek judicial review of a denial of benefits, or to bring any action in any court to enforce a claim for benefits prior to filing a claim for benefits or exhausting his rights to review under this Section 6.4.

         6.5 INCOME AND EMPLOYMENT TAX WITHHOLDING. The Companies shall be responsible for withholding, and the Participant shall agree to such withholdings in his Participation Agreement, from the Participant"s Fees or from the distribution of his benefit under the Plan of all applicable federal, state, city and local taxes.

                                   ARTICLE VII

                            AMENDMENT AND TERMINATION
                            -------------------------

         The Board may amend, suspend or terminate, in whole or in part, the Plan without the consent of the Committee, the Participant, beneficiary or other person, except that no amendment, suspension or termination shall retroactively impair or otherwise adversely affect (without consent) the rights of a Participant, beneficiary or other person entitled to benefits under the Plan which have accrued prior to the date of such action, as determined by the Committee in its sole discretion. It is noted, however, that the Participant's benefits under the Plan constitute mere unsecured claims on the general assets of a Company. In addition, the Plan will terminate with respect to an individual Company by resolution of the Company's Board of Directors, provided that 30 days advance written notice is given to the Committee and Horizon Bancorp.



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                                  ARTICLE VIII

                           PARTICIPATION BY AFFILIATES
                           ---------------------------

         SECTION 8.1. AFFILIATE PARTICIPATION. Any Affiliate may adopt the Plan and become a participating Company under the Plan by filing with the Committee:

         (a) a certified copy of a resolution of its Board of Directors to that effect; and

         (b) a written document signed by an authorized officer of Horizon Bancorp which indicates the consent of Horizon Bancorp to that action.

         Notwithstanding any provision herein to the contrary, Horizon Bank shall automatically be a participating Company as of the effective date of the restatement of this Plan, April 1, 1998.

         SECTION 8.2. HORIZON BANCORP ACTION BINDING ON OTHER EMPLOYERS. As long as Horizon Bancorp is a Company under the Plan, it is empowered to act for any other Company in all matters relating to the Plan or the Committee.

                                   ARTICLE IX

                               GENERAL PROVISIONS
                               ------------------

         9.1 GOVERNING LAW. The Plan shall be construed, regulated and administered according to the laws of the State of Indiana, except in those areas preempted by the laws of the United States of America in which case such laws will control.

         9.2 HEADINGS AND GENDER. The headings and subheadings in the Plan have been inserted for convenience of reference only and shall not affect the construction of the provisions hereof. In any necessary construction the masculine shall include the feminine and the singular the plural, and vice versa.

         9.3 PARTICIPANT'S RIGHTS; ACQUITTANCE. No Participant shall acquire any right to be retained in an Employer's employ by virtue of the Plan, nor, upon his dismissal, or upon his voluntary termination of employment, shall he have any right or interest in or to any Plan assets other than as specifically provided herein.

         9.4 SPENDTHRIFT CLAUSE. No benefit or interest available hereunder will be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by creditors of the Participant or the Participant's designated beneficiary, either voluntarily or involuntarily.




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


         9.5 COUNTERPARTS. This Plan may be executed in any number of counterparts, each of which shall constitute but one and the same instrument and may be sufficiently evidenced by any one counterpart.

         9.6 NO ENLARGEMENT OF EMPLOYMENT RIGHTS. Nothing contained in the Plan shall be construed as a contract of employment between a Company and any person, nor shall the Plan be deemed to give any person the right to be retained in the employ or as a Director of a Company or limit the right of a Company to employ or discharge any person with or without cause.

         9.7 LIMITATIONS ON LIABILITY. Notwithstanding any of the preceding provisions of the Plan, none of the Companies, the Committee and each individual acting as an employee or agent of any of them shall be liable to any Participant, Director or beneficiary for any claim, loss, liability or expense incurred in connection with the Plan, except when the same shall have been judicially determined to be due to the gross negligence or willful misconduct of such person.

         9.8 INCAPACITY OF PARTICIPANT OR BENEFICIARY. If any person entitled to receive a distribution under the Plan is physically or mentally incapable of personally receiving and giving a valid receipt for any payment due (unless prior claim therefor shall have been made by a duly qualified guardian or other legal representative), then, unless and until claim therefor shall have been made by a duly appointed guardian or other legal representative of such person, the Committee may provide for such payment or any part thereof to be made to any other person or institution then contributing toward or providing for the care and maintenance of such person. Any such payment shall be a payment for the account of such person and a complete discharge of any liability of the Companies and the Plan.

         9.9 CORPORATE SUCCESSORS. The Plan shall not be automatically terminated by a transfer or sale of assets of Horizon Bancorp or by the merger or consolidation of Horizon Bancorp into or with any other corporation or other entity ("Transaction"), but the Plan shall be continued after the Transaction only if and to the extent that the transferee, purchaser or successor entity agrees to continue the Plan.

         9.10 EVIDENCE. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person relying thereon considers pertinent and reliable, and signed, made or presented by the proper party or parties.

         9.11 ACTION BY A COMPANY. Any action required of or permitted by a Company under the Plan shall be by resolution of its Board of Directors or, for Horizon Bancorp, by resolution of the Board or the Committee or by a person or persons authorized by resolution of the Board or the Committee.

         9.12 SEVERABILITY. In the event any provisions of the Plan shall be held to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the


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

Plan, and the Plan shall be construed and endorsed as if such illegal or invalid provisions had never been contained in the Plan.

                                   SIGNATURES
                                   ----------

         IN WITNESS WHEREOF, Horizon Bancorp, by its officers thereunder duly authorized, have caused this Horizon Bancorp Directors Deferred Compensation Plan to be executed this _____ day of _________________, 1997, effective April 1, 1998.

                                 HORIZON BANCORP



                                 By:
                                    ------------------------------
                                 Title:
                                       ---------------------------
ATTEST:



By:
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Title:
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SS-144873-2

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